UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2006


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


             Missouri                    1-10596                    43-1554045
         (State or Other               (Commission            (I.R.S. Employer
  Jurisdiction of Incorporation)       File Number)        Identification No.)


        9900A Clayton Road, St. Louis, Missouri                     63124-1186
        (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 1.02        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The actions listed below in this Item 1.02 reflect the decision by Charles J. Kretschmer, currently the President and Chief Operating Officer ("COO") of the Registrant, to reduce his responsibilities and make more time for his other interests. Mr. Kretschmer has elected to resign as a director and as President and COO, but will continue his employment with the Registrant. See Item 5.02 below.

By mutual agreement of the parties on August 3, 2006, the Employment Agreement between the Registrant and Charles J. Kretschmer, dated as of November 3, 1999, as amended, has been terminated effective September 30, 2006. This Agreement covered the compensation and employee benefits to be provided to Mr. Kretschmer and certain rights in the event of termination of his employment. Further information concerning this Agreement is incorporated herein by reference to the Registrant's Proxy Statement dated December 21, 2005 under the heading "EMPLOYMENT AGREEMENTS."

Also by mutual agreement of the parties on August 3, 2006, Mr. Kretschmer's participation in the Registrant's Severance Plan, adopted August 10, 1995 and restated February 5, 2002, has been terminated effective September 30, 2006. This Plan provided that in the event of a change in control of the Registrant, Mr. Kretschmer would continue to be employed for a two-year period with specified compensation and employee benefits. Further information concerning this Plan is incorporated herein by reference to the Registrant's Proxy Statement dated December 21, 2005 under the heading "SEVERANCE PLAN."


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, August 8, 2006, the Registrant is issuing a press release (Exhibit 99.1 to this report) announcing its fiscal 2006 third quarter financial and operating results. See Item 7.01, Regulation FD Disclosure below.


ITEM 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Charles J. Kretschmer, a director and President and COO of the Registrant, resigned as a director effective August 3, 2006. On that date, he also submitted his resignation as President and COO, to become effective September 30, 2006. See Item 1.02 above. After September 30, 2006, Mr. Kretschmer will become a Vice President (a non-"executive officer" position) of the Registrant with responsibility primarily for acquisition / divestiture activity, contract manufacturing for the Communications segment, selected major contract negotiations and profit improvement initiatives. Mr. Kretschmer has been President and COO of the Registrant since October 2002.

Victor L. Richey, Jr., currently Chairman and Chief Executive Officer ("CEO") of the Registrant, will also become President effective September 30, 2006. Mr. Richey has been CEO of the Registrant since October 2002. Since April 2003, he has also been Chairman. Further information concerning Mr. Richey is incorporated herein by reference to (i) the Registrant's Proxy Statement dated December 21, 2005 under the headings "NOMINEES AND CONTINUING DIRECTORS" and "EMPLOYMENT AGREEMENTS", and (ii) Registrant's Form 10-K for the fiscal year ended September 30, 2005 under the heading "EXECUTIVE OFFICERS OF THE REGISTRANT."


ITEM 7.01        REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release announcing its fiscal 2006 third quarter financial and operating results, and will conduct a related Webcast conference call at 4:00 p.m. central time. This press release is furnished herewith as Exhibit 99.1, and will be posted on the Registrant's website located at http://www.escotechnologies.com. It can be viewed through the "Investor Relations" page of the website under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.


NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "EBIT" and "EBIT margin".

The  Registrant  defines  "EBIT" as  earnings  before  interest  and taxes.  The
Registrant defines "EBIT margin" as EBIT as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating performance. The Registrant's non-GAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings, cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.


ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.       Description of Exhibit

99.1              Press Release dated August 8, 2006


OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 or Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ESCO TECHNOLOGIES INC.




Dated:     August 8, 2006                            By:   /s/ G.E. Muenster
                                                     G.E. Muenster
                                                     Senior Vice President and
                                                     Chief Financial Officer